SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 29, 2004 (June 24, 2004)

Commission File Number 0-5544

OHIO CASUALTY CORPORATION

(Exact name of registrant as specified in its charter)

OHIO

(State or other jurisdiction of incorporation or organization)

31-0783294

(I.R.S. Employer Identification No.)

9450 Seward Road, Fairfield, Ohio

(Address of principal executive offices)

45014

(Zip Code)

(513) 603-2400

(Registrant’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

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Item 5.	Other Events.

On May 24, 2004, Ohio Casualty Corporation, an Ohio corporation, entered into (i) an underwriting agreement (attached hereto as Exhibit 1.1 and incorporated herein by reference) and (ii) a pricing agreement relating to $200 million aggregate principal amount of 7.30% senior notes due June 15, 2014 (the “Senior Notes”) (attached hereto as Exhibit 1.2 and incorporated herein by reference), each among Ohio Casualty Corporation and Citigroup Global Markets Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Underwriters”) pursuant to which the Underwriters, as representatives of the underwriters named in the pricing agreement, agreed to purchase the Senior Notes from Ohio Casualty Corporation. The Senior Notes were sold pursuant to the registration statement on Form S-3 (File No. 333-105092) (the “Registration Statement”) filed by Ohio Casualty Corporation with the Securities and Exchange Commission on May 8, 2003, and a prospectus supplement dated June 24, 2004. The terms of the Senior Notes are set forth in an indenture dated as of May 8, 2003 (the “Original Indenture”) (previously filed as an exhibit to Form S-3 filed by Ohio Casualty Corporation with the Securities and Exchange Commission on May 8, 2003 and incorporated herein by reference), as supplemented by a first supplemental indenture dated as of June 29, 2004 (attached hereto as Exhibit 4.1 and incorporated herein by reference).

Item 7.	Financial Statements and Exhibits.

The following documents are filed with reference to and hereby incorporated by reference into the Registration Statement.

(c) Exhibits

1.1	Underwriting Agreement dated June 24, 2004 between Ohio Casualty Corporation and Citigroup Global Markets Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the underwriters named in the Pricing Agreement included as Exhibit 1.2 below.

1.2	Pricing Agreement dated June 24, 2004 between Ohio Casualty Corporation and Citigroup Global Markets Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the underwriters named therein, relating to the Senior Notes.

4.1	First Supplemental Indenture dated as of June 29, 2004 between Ohio Casualty Corporation and Citibank, N.A., as trustee, relating to the Senior Notes.

4.2	Form of Senior Note (filed as Exhibit A to Exhibit 4.1 above).

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, a limited liability partnership.

5.2	Opinion of Vorys, Sater, Seymour and Pease LLP, a limited liability partnership.

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP, a limited liability partnership (included in Exhibit 5.1).

23.2	Consent of Vorys, Sater, Seymour and Pease LLP, a limited liability partnership (included in Exhibit 5.2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OHIO CASUALTY CORPORATION (Registrant)

/S/ DEBRA K. CRANE
Debra K. Crane, Senior Vice President, General Counsel and Secretary

Date: June 29, 2004

EXHIBIT INDEX

Exhibit Number	Exhibit

1.1	Underwriting Agreement dated June 24, 2004 between Ohio Casualty Corporation and Citigroup Global Markets Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the underwriters named in the Pricing Agreement included as Exhibit 1.2 below.

1.2	Pricing Agreement dated June 24, 2004 between Ohio Casualty Corporation and Citigroup Global Markets Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the underwriters named therein, relating to the Senior Notes.

4.1	First Supplemental Indenture dated as of June 29, 2004 between Ohio Casualty Corporation and Citibank, N.A., as trustee, relating to the Senior Notes.

4.2	Form of Senior Note (filed as Exhibit A to Exhibit 4.1 above).

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom, LLP, a limited liability partnership.

5.2	Opinion of Vorys, Sater, Seymour and Pease LLP, a limited liability partnership.

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP, a limited liability partnership (included in Exhibit 5.1).

23.2	Consent of Vorys, Sater, Seymour and Pease LLP, a limited liability partnership (included in Exhibit 5.2).

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